UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 6, 2005

WII COMPONENTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-115490	73-1662631
(Commission File Number)	(I.R.S. Employer Identification No.)

525 Lincoln Avenue, SE St. Cloud, MN	56304
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (320) 252-1503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On July 6, 2005, the Board of Directors (the “Board”) of WII Components, Inc. (the “Company”) voted to accept the resignation of Dennis G. Sisco from his positions as a Director of the Company and as President of the Company.

(c) On July 6, 2005, the Board appointed Tom Perlmutter President of the Company to fill the vacancy created by Mr. Sisco’s resignation from his position as President of the Company.

(d) On July 6, 2005, the Board appointed Rodney Cohen to the Board to fill the vacancy created by Mr. Sisco’s resignation from the Board.

On July 6, 2005, Mr. Cohen entered into an Indemnification Agreement with the Company.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description	Method of Filing
10.1	Indemnification Agreement dated as of July 6, 2005, by and between the Company and Rodney Cohen.	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WII COMPONENTS, INC.

Date: July 6, 2005	By:	/s/ Dale Herbst
Name: Dale Herbst
Title: Chief Financial Officer